                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2001


                            WIND RIVER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                       0-21342                      94-2873391
   (State of                (Commission File No.)              (IRS Employer
  jurisdiction)                                             Identification No.)


                      500 WIND RIVER WAY, ALAMEDA, CA 94501
              (Address of principal executive offices and zip code)

                                 (510) 748-4100
               Registrant's telephone number, including area code:


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ITEM 5. OTHER EVENTS

        On May 3, 2001, Wind River Systems, Inc. announced a significant slowdown in near-term customer spending and measures to control costs and increase profitability. A copy of the press release titled "Wind River Expected Q1 EPS of 4-6 Cents Despite Slowdown in Customer Spending; Company Announces Measures to Control Costs and Increase Profitability" concerning the announcement is filed herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

NUMBER          DESCRIPTION
------          -----------

99.1 Press Release issued May 3, 2001 titled "Wind River Expected Q1 EPS of 4-6 Cents Despite Slowdown in Customer Spending; Company Announces Measures to Control Costs and Increase Profitability."





                                       2.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WIND RIVER SYSTEMS, INC.


Dated: May 4, 2001                  By: /s/ MARLA ANN STARK
                                        ---------------------------------------
                                        Marla Ann Stark
                                        Vice President, Intellectual Property
                                        and Legal Affairs








                                       3.
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                                  EXHIBIT INDEX

NUMBER           DESCRIPTION
------           -----------
99.1             Press Release issued May 3, 2001 titled "Wind River Expected Q1
                 EPS of 4-6 Cents Despite Slowdown in Customer Spending; Company
                 Announces Measures to Control Costs and Increase
                 Profitability."